Exhibit 10.6

CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT (A) BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL OR (B) IN ACCORDANCE WITH ITEM 601(A)(6) OF REGULATION S-K DUE TO PERSONAL PRIVACY CONCERNS. INFORMATION THAT HAS BEEN SO REDACTED FROM THIS EXHIBIT HAS BEEN MARKED WITH “[***]” TO INDICATE THE OMISSION.

GENERAL SECURITY AGREEMENT

This GENERAL SECURITY AGREEMENT, dated as of March 16, 2026 (as amended, amended and restated, renewed, extended, supplemented, replaced or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), is made by GNQ INSILICO INC., a corporation incorporated under the laws of Canada (the “Debtor”), in favour of ISLAND CAPITAL LLC, (the “Secured Party”).

WHEREAS, the Secured Party and the Debtor have entered into a secured convertible promissory note dated as of the date hereof (as amended, amended and restated, renewed, extended, supplemented, replaced or otherwise modified from time to time, the “Convertible Note”) pursuant to which the Secured Party has made certain loans and/or other credit facilities available to the Debtor (the “Loans”);

WHEREAS, this Agreement is given by the Debtor in favour of the Secured Party to secure the payment and performance of all of the Secured Obligations (defined below); and

WHEREAS, it is a condition to the obligations of the Secured Party under the Convertible Note that the Debtor execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the Secured Party entering into the Convertible Note and agreeing to make the Loans available to the Debtor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor agrees as follows.

ARTICLE I

DEFINITIONS

Section 1.01 Definitions.

(a)	Capitalized terms that are used but not defined in this Agreement shall have the respective meanings assigned to such terms in the Convertible Note. Unless otherwise defined herein or in the Convertible Note, terms used herein that are defined in the PPSA shall have the meanings assigned to them in the PPSA.

(b)	For purposes of this Agreement, the following terms shall have the following meanings:

“Collateral” has the meaning specified in Section 2.01.

“Default” means an event which has occurred and which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Event of Default” has the meaning specified in the Convertible Note.

“Excluded Asset” means as defined in Section 2.03(a).

“Intellectual Property” means any intellectual or intangible property and proprietary rights (whether owned or licensed) including, without limitation, trademarks, trademark applications and registrations, service marks, trade styles, trade names, patents, patent applications and registrations, copyrights, copyright registrations and applications, works of authorship, industrial designs, industrial design applications and registrations, integrated circuit topographies, know-how and processes, trade secrets, inventions, formulas, processes, mask works, other business or technical confidential or proprietary information, software and computer hardware programs and systems, source codes, object codes, databases and documentation related to the foregoing, all domain names, internet addresses, internet sites and social media, including all related accounts, names and content and other proprietary information, and all rights to sue at law or in equity for any past, present, or future infringement, violation, misuse, misappropriation or other impairment thereof, whether arising under the laws of Canada, the laws of any Canadian province or territory or foreign laws or otherwise, including the right to receive injunctive relief and all proceeds and damages therefrom.

“PPSA” means the Personal Property Security Act as in effect from time to time in the Province of Ontario.

“Proceeds” means “proceeds” as such term is defined in section 1(1) of the PPSA and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions with respect thereto.

“Receiver” means as defined in Section 11.03(i).

“Secured Obligations” means as defined in Section 3.01.

Section 1.02 Interpretation. Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections and Schedules of this Agreement.

ARTICLE II

GRANT OF SECURITY INTEREST

Section 2.01 Grant of Security Interest. As security for the payment and performance of the Secured Obligations, the Debtor hereby grants, assigns, transfers, sets over, mortgages, charges, and pledges to the Secured Party, and hereby creates a general and continuing security interest in favour of the Secured Party in and to all of the Debtor’s right, title and interest in and to the following, wherever located, whether now existing or hereafter from time to time arising or acquired (collectively, the “Collateral”):

(a)	all present and after-acquired property, assets and undertaking of the Debtor of every kind and nature whatsoever, including all Accounts, Goods (including Inventory, Equipment and motor vehicles, but excluding Consumer Goods), Intangibles, Intellectual Property, Chattel Paper, Documents of Title, Instruments, Securities and all other Investment Property, Money, and any other contract rights or rights to the payment of money;

(b)	all Proceeds and products of each of the foregoing, including any and all Proceeds of any insurance, indemnity, compensation for loss or damage, warranty or guarantee payable to the Debtor from time to time with respect to any of the foregoing;

(c)	all books and records relating to the foregoing, including in any form or medium;

(d)	all supporting obligations relating to the foregoing; and

(e)	all additions, accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing.

The last day of the term of any lease, verbal or written, or any agreement to lease, now held or hereafter acquired by the Debtor is hereby excepted out of the security interests hereby created, but should the Secured Party need to enforce against the Collateral, the Debtor shall hold the last date in trust for the Secured Party and shall assign it to any Person acquiring the term or that part of the term that is charged in the course of any enforcement or realization of the Collateral.

For greater certainty, (i) a security interest is taken in all of the Debtor’s present and after acquired personal property; and (ii) the Collateral does not include any Consumer Goods.

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Section 2.02 Attachment of Security Interest. The Debtor acknowledges that value has been given, that the Debtor has rights in the Collateral and that the parties have not agreed to postpone the time for attachment of any security interest in this Agreement. The Debtor acknowledges that any security interest in this Agreement shall attach to existing Collateral upon the execution of this Agreement and to each item of after-acquired Collateral at the time that the Debtor acquires rights in such after-acquired Collateral.

Section 2.03 Limitation on Grant of Security Interest.

(a)	To the extent the grant of the security interest in respect of any contract, permit, lease, licence, instrument, document or other agreement entered into by the Debtor would result in the breach or termination of or cause a default under such contract, permit, lease, licence, instrument, or other agreement (each an “Excluded Asset”), each such Excluded Asset shall not be subject to the security interest created hereby while such restriction applies but shall be held in trust by the Debtor in favour of the Secured Party, but only for so long as such prohibition or requirement for consent is not terminated, rendered unenforceable or otherwise deemed ineffective by the PPSA or any other applicable law; provided however that Excluded Assets shall not include any Proceeds, products, substitutions or replacements of any Excluded Asset (unless such Proceeds, products, substitutions, or replacements would themselves otherwise constitute Excluded Assets) and provided further that if any Excluded Asset would have otherwise constituted Collateral, when such asset shall cease to be an Excluded Asset, such asset shall be deemed at all times from and after the date hereof to constitute Collateral subject to the security interest created hereby. The Debtor will use all commercially reasonable efforts to obtain the consent of each other party to any and all Excluded Assets to the assignment of such Excluded Assets to the Secured Party in accordance with this Agreement. The Debtor will also use all commercially reasonable efforts to ensure that no material agreement entered into on or after the date of this Agreement shall expressly prohibit assignment of the benefits of such agreement as collateral security to the Secured Party.

(b)	The security interest with respect to trademarks constitutes a security interest in, and a charge, hypothecation and pledge of, such Collateral in favour of the Secured Party, but does not constitute an assignment of such Collateral to the Secured Party.

Section 2.04 Subordination. The subordination provisions set out in Section 3.6 of the Convertible Note are hereby incorporated by reference and apply to the security interest created hereunder and any payments made hereby.

ARTICLE III

SECURED OBLIGATIONS

Section 3.01 Secured Obligations. The Collateral secures the payment and performance of all present and future obligations of the Debtor to the Secured Party from time to time arising under the Convertible Note and this Agreement, whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, whether the indebtedness is reduced and thereafter increased or entirely extinguished and thereafter incurred again, whether incurred by the Debtor alone or with another or others and whether as a principal or surety, and, without limiting the foregoing, the payment and discharge of: (i) the principal of and premium, if any, and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise; and (ii) all other present and future obligations and liabilities, including fees, costs, legal fees and disbursements, reimbursement obligations, contract causes of action, expenses and indemnities related thereto (all such obligations, covenants, duties, debts, liabilities, sums, fees and expenses being herein collectively called the “Secured Obligations”).

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ARTICLE IV

PERFECTION OF SECURITY INTEREST AND FURTHER ASSURANCES

Section 4.01 Perfection. The Debtor shall, from time to time, and at its expense, take all actions as may be requested by the Secured Party to perfect the security interest of the Secured Party in the Collateral.

Section 4.02 Intellectual Property. The Debtor hereby further authorizes the Secured Party to record with the Canadian Intellectual Property Office, the United States Patents and Trademark Office, the United States Copyright Office, and all other equivalent offices, this Agreement and other required documents for the purpose of recording, perfecting, confirming, continuing, enforcing or protecting the security interests in Intellectual Property granted by the Debtor hereunder.

Section 4.03 Tangible Chattel Paper, Documents of Title, Instruments. If the Debtor shall at any time hold or acquire any promissory notes, tangible chattel paper, negotiable documents of title or warehouse receipts relating to the Collateral, the Debtor shall immediately endorse, assign and deliver possession of the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

Section 4.04 Control. At the option of the Secured Party:

(a)	Control Agreement. Where Investment Property (i) is a securities account with a securities intermediary, the Debtor shall enter into, and use commercially reasonable efforts to cause any securities intermediary for any securities accounts or entitlements forming part of the Collateral to enter into, a securities account control agreement between the Secured Party, the Debtor and said securities intermediary in a form and substance acceptable to the Secured Party; and (ii) consists of uncertificated securities that cannot be certificated pursuant to Section 4.04(b), and are not held in a securities account with a securities intermediary, the Debtor shall enter into, and use commercially reasonable efforts to cause any issuer of uncertificated securities forming part of the Collateral to enter into, a securities account control agreement between the Secured Party, the Debtor and said issuer, in a form and substance acceptable to the Secured Party.

(b)	Certificates. The Debtor shall promptly, in a manner satisfactory to the Secured Party: (i) cause a security certificate to be issued for any Investment Property that is in the form of an uncertificated security to the extent that such request can be accommodated by the issuer thereof; (ii) duly endorse all share certificates at any time held or acquired by it relating to the Collateral in blank for transfer or execute stock powers of attorney in blank in form and substance satisfactory to the Secured Party; (iii) deliver such share certificates and stock powers to the Secured Party; and (iv) take all other steps to give exclusive control over such certificated securities to the Secured Party.

(c)	Electronic Chattel Paper. Where Collateral includes electronic chattel paper, the Debtor shall take all commercially reasonable efforts required by the Secured Party to cause the record comprising such chattel paper to be created, stored and transferred in a manner satisfactory to the Secured Party and which will provide the Secured Party with control of the electronic chattel paper.

Section 4.05 Copy of Verification Statement. To the extent permitted by law, the Debtor hereby waives its right to receive a copy of any financing statement, financing change statement or verification statement filed or received by or on behalf of the Secured Party in connection with the Secured Party’s interest in the Collateral.

Section 4.06 Further Assurances. The Debtor agrees that, at any time and from time to time, at the expense of the Debtor, the Debtor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request to create and maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce their rights and remedies hereunder with respect to any Collateral.

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ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01 Representations and Warranties. The Debtor represents and warrants as follows:

(a)	Location of Collateral and Places of Business. The Debtor’s place or places of business and the location or locations of the Collateral, including all books and records in respect of Accounts, are: 6200 Stoneridge Mall Road, Suite 300, Pleasanton, CA 94588.

(b)	Ownership and Title. The Debtor is the sole, direct, legal and beneficial owner of, and has good marketable title to, all existing Collateral and shall be the sole, direct, legal and beneficial owner of, and have good marketable title to, each item of after-acquired Collateral free and clear of all Liens except for the security interests created by this Agreement and Permitted Liens.

(c)	Existence and Capacity. The Debtor has been duly incorporated and validly exists under the laws of its jurisdiction of incorporation and has full power, capacity, authority and legal right to borrow, grant a security interest in the Collateral, execute and deliver this Agreement and perform its obligations under this Agreement and the full and correct name of the Debtor is set forth on the first page of this Agreement.

(d)	Binding Obligation. This Agreement has been duly authorized, executed and delivered by the Debtor and constitutes a legal, valid and binding obligation of the Debtor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, arrangement, or other similar laws affecting creditors’ rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law).

(e)	No Governmental or Regulatory Approvals. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the borrowing of the Loans and the pledge by the Debtor of the Collateral under this Agreement or for the execution and delivery of this Agreement by the Debtor or the performance by the Debtor of its obligations hereunder.

(f)	No Violation of Laws, Constating Documents, Agreements. The execution and delivery of this Agreement by the Debtor and the performance by the Debtor of its obligations hereunder, will not violate any provision of any applicable laws or any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Debtor or any of its property, or the constating or governing documents of the Debtor or any agreement or instrument to which the Debtor is party or by which it or its property is bound.

(g)	Intellectual Property. Schedule A sets forth a complete list and description at the date hereof of all material Intellectual Property, and all registered Intellectual Property, owned or licensed by the Debtor and used in the operation of the Debtor’s business. The Debtor owns the Intellectual Property free and clear of all Liens except for the security interests created by this Agreement and Permitted Liens.

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ARTICLE VI

COVENANTS

Section 6.01 Covenants. The Debtor covenants as follows:

(a)	Consent re: Change of Legal Name and Place of Business. The Debtor will not, without providing at least twenty (20) days’ prior written notice to the Secured Party, change its legal name, jurisdiction of incorporation or formation, corporate structure, or the province or territory in which its registered office, chief executive office or its principal place of business is located. The Debtor will, prior to any change described in the preceding sentence, take all actions requested by the Secured Party to maintain the perfection and priority of the Secured Party’s security interest in the Collateral.

(b)	Consent re: Change of Location of Collateral. The Collateral will be kept at those locations listed in Section 5.01(a) and, except for Inventory sold or leased in the ordinary course of business, the Debtor will not remove the Collateral from such locations except as permitted in the Convertible Note or with the Secured Party’s prior written consent. The Debtor will, before any change described in the preceding sentence, take all actions required by the Secured Party to maintain the perfection and priority of the Secured Party’s security interest in the Collateral.

(c)	Dealing with Collateral: No Sale or Encumbrances. The Debtor will not sell, dispose of, lease, license, assign or otherwise transfer any of the Collateral except as expressly provided for in the Convertible Note, in the ordinary course of business, or with the prior written consent of the Secured Party. The Debtor will not grant, create, permit or suffer to exist any Liens whatsoever on the Collateral except Permitted Liens or with the prior written consent of the Secured Party.

(d)	Maintenance and Protection of Collateral. The Debtor will keep the Collateral in good order, condition and repair so as to protect and preserve the Collateral and will not permit the Collateral to be affixed to real or personal property so as to become a fixture or accession without the prior written consent of the Secured Party. The Debtor will not use the Collateral in violation of this Agreement, or any other agreement relating to the Collateral or any policy of insurance thereon, or any applicable law. The Debtor will keep all licences, permits, agreements, registrations and applications relating to the Intellectual Property used by Debtor in good standing. The Debtor shall, at its own cost and expense, defend title to the Collateral and the security interests of the Secured Party therein against the claim or demand of any person claiming against or through the Debtor and shall maintain and preserve such perfected security interests for so long as this Agreement shall remain in effect.

(e)	Performance of Obligations. The Debtor will pay promptly when due all taxes, assessments, governmental charges, and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement. The Debtor shall perform all of its obligations under material agreements, leases, licences, arrangements to obtain and preserve its rights, powers, licences, privileges and goodwill thereunder and comply with all applicable laws, by-laws, rules and regulations so as to preserve and protect the Collateral and the Debtor’s business.

(f)	Access to Collateral, Inspection. The Debtor will permit the Secured Party, and its representatives, agents, consultants and advisors, to inspect the Collateral from time to time and to examine and take extracts of its books and records (electronic or hard copy), at any reasonable time and on reasonable notice, wherever located. The Debtor shall, upon request by the Secured Party, provide the Secured Party with any information concerning the Collateral, the Debtor and its business, as the Secured Party may reasonably request, including access to the Debtor’s senior executives, accountants and auditors to discuss any information concerning the Collateral.

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(g)	Notification. The Debtor shall notify the Secured Party within five (5) Business Days of: (i) the details of any material acquisition of Collateral; (ii) the details of any material litigation in connection with the Debtor, the Collateral or the Debtor’s business; (iii) any loss or damage to the Collateral or the value of the Collateral; and (iv) any default by any account debtor in the payment or performance of its obligations.

(h)	Insurance. The Debtor shall insure the Collateral against loss or damage by fire and such other risks and hazards, in such amounts and upon such other terms as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Debtor operates in accordance with good industry practice.

(i)	Intellectual Property. The Debtor will make and maintain all filings, registrations and recordals necessary to maintain its rights in the patents, trademarks, copyrights and industrial designs included in the Intellectual Property.

ARTICLE VII

SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND COVENANTS

Section 7.01 Survival of Representations and Warranties and Covenants. All representations, warranties and covenants made by the Debtor shall survive the execution and delivery of this Agreement and remain in full force and effect until the payment in full of the Secured Obligations.

ARTICLE VIII

SECURED PARTY POWER OF ATTORNEY

Section 8.01 Secured Party Power of Attorney. The Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or employee of the Secured Party as the Debtor’s true and lawful attorney, with full power of substitution and with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time, during the continuance of an Event of Default, in the Secured Party’s discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Debtor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same, to complete the blanks in any transfers of shares, bonds or debentures, any power of attorney or other documents delivered to it, to provide instructions or entitlement orders to any securities intermediary which maintains any securities account in which any Collateral is maintained, and to delegate its powers and for any delegate to sub-delegate the same (but the Secured Party shall not be obligated to and shall have no liability to the Debtor or any third party for failure to do so or take any action). Such appointment, being coupled with an interest, shall be irrevocable until the full and final discharge of the security interests created by this Agreement. The Debtor hereby ratifies all acts that such attorneys shall lawfully do or cause to be done by virtue hereof.

ARTICLE IX

SECURED PARTY MAY PERFORM

Section 9.01 Secured Party May Perform. If the Debtor fails to perform any obligation contained in this Agreement, the Secured Party may itself perform, or cause performance of, such obligation, and the costs and expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor; provided that the Secured Party shall not be required to perform or discharge any obligation of the Debtor and the performance by the Secured Party shall not waive the rights of the Secured Party to enforce this Agreement.

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ARTICLE X

SET-OFF

Section 10.01 Set-Off. Upon the occurrence of an Event of Default, the Secured Party may, without notice to the Debtor or any other Person, any notice being expressly waived, set-off and apply all amounts standing to or for the credit of the Debtor from the Secured Party or any of the Secured Party’s affiliates, in any currency, against and on account of all or any part of the Secured Obligations, all as the Secured Party may see fit (in its sole discretion), whether or not the Secured Obligations are due and payable. The Secured Party’s records are proof of such recording absent manifest error. When applying a deposit or other obligation in a different currency than the Secured Obligations to the Secured Obligations, the Secured Party will convert the deposit or other obligation to the currency of the Secured Obligations using the rate of exchange for the conversion of such currency as determined by the Secured Party.

ARTICLE XI

REMEDIES UPON DEFAULT

Section 11.01 Right to Accelerate Payment. Upon the occurrence of an Event of Default that is continuing, the Secured Party may, by notice, terminate any further advances and declare any or all of the Secured Obligations to be immediately due and payable, whereupon, all of the Secured Obligations shall become and be immediately due and payable without presentment, demand, protest or further notice, all of which are hereby expressly waived by the Debtor.

Section 11.02 Enforcement of Security Interest. Upon the occurrence of an Event of Default that is continuing, the Secured Party may proceed to realize upon the Collateral and immediately enforce its rights and remedies.

Section 11.03 Remedies upon Default. Upon the occurrence of an Event of Default that is continuing, the Secured Party may exercise, without any other notice to or demand upon the Debtor, in addition to the other rights and remedies provided herein or in the Convertible Note or otherwise available to it, the following rights and remedies (which rights and remedies may be exercised independently or in combination):

(a)	the Secured Party may assert all rights and remedies of a secured party under the PPSA or other applicable law;

(b)	the Secured Party may take such steps as it considers desirable to maintain, preserve or protect the Collateral or its value;

(c)	the Secured Party may take possession of the Collateral by requiring the Debtor to assemble the Collateral or any part thereof and deliver the Collateral, or make the Collateral available, to the Secured Party at a place and time to be designated by the Secured Party;

(d)	the Secured Party may take possession of the Collateral by carrying on all or any part of the business of the Debtor, and may to the exclusion of all others, including the Debtor, enter upon, occupy and use any of the premises; buildings, plants and undertakings owned, occupied or used by the Debtor and may use any of the tools, machinery, equipment and intangibles (including Intellectual Property) of the Debtor for such time as the Secured Party sees fit, free of charge and without liability, in order to carry on the business of the Debtor or to manufacture or complete the manufacture of Inventory and to pack and ship finished products; and the Secured Party will not be liable to any Debtor for any neglect in so doing (other than gross negligence or wilful misconduct on their part thereof as determined by a final non-appealable judgment of a court of competent jurisdiction) or in respect of any rent, charges, depreciation or damages in connection with such actions;

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(e)	the Secured Party may enter upon and occupy any land and premises owned, leased or occupied by the Debtor where the Collateral or any part thereof is assembled or located in order to effectuate its rights and remedies hereunder or under law, without obligation whatsoever to the Debtor;

(f)	the Secured Party may borrow money required for the maintenance, preservation or protection of the Collateral or any part thereof, or to carry on the business, and may further charge the Collateral in priority to the security constituted by this Agreement;

(g)	the Secured Party may exercise and enforce all rights and remedies of the Debtor with respect to the Collateral, including collecting or compromising all or any of the Debtor’s Accounts;

(h)	the Secured Party may sell, lease, license, or otherwise dispose of all or any part of the Collateral by private sale or public sale or otherwise, and upon such other terms and conditions (including as to credit, upset or reserve bid or price) as the Secured Party may deem commercially reasonable;

(i)	the Secured Party may appoint, by instrument in writing, any person or persons (whether an officer or employee of the Secured Party or not) to be a receiver, manager, interim receiver, or receiver and manager (collectively, “Receiver”), of the Collateral or any part of the Collateral and remove or replace any Person so appointed. Any Receiver so appointed shall have, in addition to any other powers afforded by the law, the same powers and authorities afforded to the Secured Party under this ARTICLE XI;

(j)	the Secured Party may apply to a court of competent jurisdiction for the appointment of a Receiver of the Collateral or any part of the Collateral. Any Receiver so appointed shall have, in addition to any other powers afforded by the law, the same powers and authorities afforded to the Secured Party under this ARTICLE XI; and

(k)	the Secured Party may retain the Collateral in satisfaction of the Secured Obligations.

The Secured Party shall not be liable or responsible for any failure to seize, collect, realize, or obtain payment with respect to the Collateral and shall not be bound to institute proceedings or to take other steps for the purpose of seizing, collecting, realizing or obtaining possession or payment with respect to the Collateral or for the purpose of preserving any rights of the Secured Party, the Debtor or any other person, in respect of the Collateral.

Section 11.04 Receiver Agent of Debtor. In exercising any powers, any such Receiver so appointed shall act as agent of the Debtor and not the Secured Party and the Secured Party shall not in any way be responsible for any of the actions of the Receiver, its employees, agents and contractors. The Secured Party may from time to time remove and appoint replacements for, any Receiver, and appoint another or others in their stead from time to time.

Section 11.05 Distribution of Proceeds. Any cash held by the Secured Party as Collateral and all cash Proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by the Secured Party to the payment of expenses incurred by the Secured Party in connection with the foregoing or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder, including reasonable legal and Receivers’ fees, and the balance of such proceeds shall be applied or set-off against all or any part of the Secured Obligations in such order as the Secured Party shall elect, in its sole discretion. Any surplus of such cash or cash Proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus. The Debtor shall remain liable for any deficiency if such cash and the cash Proceeds of any sale or other realization of the Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any solicitor employed by the Secured Party to collect such deficiency.

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Section 11.06 Debtor Pays Expenses. The Debtor agrees to pay all reasonable expenses incurred by the Secured Party or any Receiver in the preparation, perfection and enforcement of this Agreement, whether directly incurred or for services rendered, including legal and auditor’s fees and expenses and remuneration of any Receiver.

ARTICLE XII

MISCELLANEOUS

Section 12.01 No Waiver and Cumulative Remedies. The Secured Party shall not by any act, delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

Section 12.02 Amendments. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Debtor therefrom shall be effective unless the same shall be in writing and signed by the Secured Party and the Debtor, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

Section 12.03 Notices. All notices, consents, claims, demands, waivers and other communications hereunder shall be in writing and addressed to the parties at the addresses set forth in the Convertible Note and shall be given in the manner and become effective as set forth in the Convertible Note.

Section 12.04 Continuing Security Interest; Further Actions. This Agreement shall create a general and continuing security interest in the Collateral and shall (a) subject to Section 12.06, remain in full force and effect until payment and performance in full of the Secured Obligations, (b) be binding upon the Debtor, its successors and permitted assigns, and (c) enure to the benefit of the Secured Party and its successors, transferees and assigns; provided that the Debtor may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party. Without limiting the generality of the foregoing clause (c), any assignee of the Secured Party’s interest in any agreement or document which includes all or any of the Secured Obligations shall, upon assignment in accordance with Section 9.7 of the Convertible Note, become vested with all the benefits granted to the Secured Party herein with respect to such Secured Obligations.

Section 12.05 Assignment. The Secured Party may assign or transfer its rights under this Agreement with the consent of the Debtor, not to be unreasonably withheld.

Section 12.06 Termination; Release. On the date on which all Secured Obligations have been paid and performed in full (as determined by the Secured Party in its sole discretion), the Secured Party will, at the request and sole expense of the Debtor (a) duly assign, transfer and deliver to or at the direction of the Debtor (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Secured Party, together with any monies at the time held by the Secured Party hereunder, and (b) execute and deliver to the Debtor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.

Section 12.07 Acknowledgement. The Debtor acknowledges receipt of a fully executed copy of this Agreement.

Section 12.08 Amalgamation. The Debtor acknowledges that, if it amalgamates with another person, the term Debtor, when used in this Agreement, shall apply to each of the amalgamating corporations and to the amalgamated corporation, such that the security interests created hereby shall extend to the Collateral in which any amalgamating corporation has any rights at the time of the amalgamation and to any collateral in which the amalgamated corporation thereafter has any rights to secure the Secured Obligations of each of the amalgamating corporations and the amalgamated corporation to the Secured Party at the time of the amalgamation and any Secured Obligations of the amalgamated corporation to the Secured Party thereafter arising.

Section 12.09 Governing Law. This Agreement and all matters arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable in that Province and the parties irrevocably attorn to the non-exclusive jurisdiction of the courts of Ontario.

Section 12.10 Counterparts and Electronic Transmission. This Agreement and any amendments, waivers, consents, notice or other forms of communication, may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute one and the same agreement. A handwritten or electronically signed counterpart of this Agreement delivered by email (“PDF” or “tif” format) or other electronic or digital transmission (including by transmission over an electronic platform acceptable to the Secured Party such as DocuSign or the equivalent thereof) is deemed to have the same legal effect as delivery of a manually executed original counterpart of this Agreement. Electronic signature means a signature that consists of one or more letters, characters, numbers or other symbols in digital form incorporated in, attached to or associated with an electronic document that is sent or stored by means of any electronic or digital transmission. The words “execution”, “signed”, “signature”, and words of similar import in any agreement, instruction, document, information or other form of communication, shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based record keeping system, as the case may be, to the extent and as provided for under applicable law, including Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada) and other similar federal or provincial laws.

Section 12.11 Conflict with Convertible Note. To the extent of any conflict or inconsistency between the terms of this Agreement and the terms of the Convertible Note, the terms of the Convertible Note shall govern to the extent necessary to remove the conflict or inconsistency.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Debtor has executed this Agreement as of the date first written above.

GNQ INSILICO INC.

By:	/s/ Rehan Huda
Authorized Signing Officer

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SCHEDULE A

INTELLECTUAL PROPERTY

[***]

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